EXHIBIT 10.31
            THIRD AMENDMENT TO CREDIT AGREEMENT


      This THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") dated as of December 15, 2000 among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Borrower"), the lenders parties to the Credit Agreement referred to below (the "Lenders"), and FIRST UNION NATIONAL BANK, as administrative agent (the "Administrative Agent") for the Lenders thereunder.

                   PRELIMINARY STATEMENTS:

      The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of March 5, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

      The Borrower has informed the Administrative Agent and the Lenders that it intends to enter into a receivables purchase facility (the "Receivables Purchase Facility").

      The Administrative Agent and the Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower to amend the Credit Agreement, and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

      Section  1.      Third Amendment to Credit  Agreement.
The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

           (a)  Amendment of Definition:   The definition of
     "Debt" in Section 1.1 of the Credit Agreement is hereby amended by

                (i)  deleting the "and" at the  end  of
     clause (g) in its entirety,

                (ii) by inserting the word "and" at the
     end of clause (h); and

                (iii)  by adding the following language
     to the end of such definition:

               and,   (i)  although  the   parties
               acknowledge       that        asset
               securitization   facilities    that
               comply with Section 10.6(e) may not
               constitute  indebtedness   of   the
               Borrower  under GAAP, nevertheless,
               solely  for purposes of determining
               compliance with the terms  of  this
               Agreement, all asset securitization
               facilities,      including      the
               Receivables   Purchase    Facility,
               shall be treated as Debt.

           (b)  Addition of Definitions.  Section 1.1 of the
     Credit Agreement is amended by the addition of the following defined term (in alphabetical order):

               "Consolidated Assets" shall mean, at any time, the total assets of Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP.

                 "Disposition"  shall  mean  the  sale,
          lease,  transfer  or  other  disposition   of
          property  (including without  limitation  the
          transfer  or  issuance of  shares  or  equity
          interests  in any Subsidiary) but  shall  not
          include  any  public taking or  condemnation,
          and "Dispose of" and "Disposed of" shall have
          a  corresponding meaning to Disposition.  The
          term   Disposition  shall  not   include   an
          exchange of assets, provided that the  assets
          involved  in  such exchange  are  similar  in
          function in that after giving effect to  such
          exchange  there has not been (A)  a  Material
          Adverse   Effect   upon  Borrower   and   its
          Subsidiaries  taken  as  a  whole,  (B)   any
          material    deterioration   of   cash    flow
          generation  from or in connection  with  such
          assets, or (C) any material deterioration  in
          the  overall  quality of plant, property  and
          equipment  of  Borrower and its  Subsidiaries
          taken  as  a whole.  An "exchange"  shall  be
          deemed  to  have  occurred  if  each  of  the
          transactions   involved   shall   have   been
          consummated within a six-month period.

                "Fair Market Value" shall mean, at  any
          time, the sale value of property that would be realized in an arm's length sale at such time between an informed and willing buyer, and an informed and willing seller, under no compulsion to buy or sell, respectively.

                "Receivables Purchase Facility" means a
          receivables purchase facility as permitted hereunder.

                "Third  Amendment to Credit  Agreement"
          means   the   Third   Amendment   to   Credit
          Agreement, dated as of December 15, 2000 and effective as provided therein, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.

           (c) Section 10.1 of the Credit Agreement is hereby amended as follows:

                (i)  by deleting the word "and" at  the
          end of clause (i);

               (ii)      by inserting the word "and" at
          the end of clause (j); and

               (iii)     by inserting new clause (k) as
          follows:

                    (k)   the Receivables Purchase
                    Facility  so  long   as   such
                    facility  complies  with   the
                    terms   and   conditions    of
                    Section 10.6(e).

          (d)  Section 10.3 is hereby amended as follows:

                (i)  by deleting the word "and" at  the
          end of clause (g);

                (ii) by deleting the period at the  end
          of clause (h) and inserting "; and" in lieu thereof; and

               (iii)     by inserting new clause (i) to
          read in its entirety as follows:

                    (i)   Liens  on  or  ownership
                    interest      in      accounts
                    receivable     granted      in
                    connection      with       the
                    Receivables Purchase Facility.

          (e)  Section 10.6 is hereby amended as follows:

                (i)  by deleting the word "and" at  the
          end of clause (c);

                (ii) by deleting the period at the  end
          of clause (d) and inserting "; and" in lieu thereof;

                (iii)     by inserting a new clause (e)
          to read in its entirety as set forth below:

               (e) Borrower or any Subsidiary may Dispose of any other of its assets so long as immediately after giving effect to such Disposition:

               (i) the consideration for such assets represents Fair Market Value of such assets at the time of such Disposition;
               (ii) the cumulative net book value of all such assets Disposed of by Borrower and its Subsidiaries during any period of twelve (12) consecutive calendar months does not exceed 15% of Consolidated Assets determined as of the most recently completed fiscal year. The net book value of any assets shall be determined as of the respective date of Disposition of those assets;
               (iii) the Borrower provides to the Administrative Agent an opinion of counsel to the Borrower which provides that the Disposition is a true sale; and
               (iv) the Person to which any receivables are sold is a bankruptcy remote entity.

               For   purposes   of  this   Section
               10.6(e),   the  sale  of  ownership
               interests in receivables  to  third
               parties   under   the   Receivables
               Purchase  Facility or  any  similar
               facility shall constitute a sale of
               assets  based  upon  the  net  book
               value  of the receivables in  which
               the   certificates  sold  to  third
               parties   represent  an   ownership
               interest.    To  the  extent   that
               receivables    are    repaid     or
               repurchased, no additional sale  of
               assets  shall   be deemed  to  have
               taken  place  upon the transfer  of
               additional   receivables   to   the
               holders    of    the   certificates
               evidencing the ownership  interests
               therein  so  long as the  aggregate
               net  book  value of receivables  in
               which    the   holders    of    the
               certificates   have  an   ownership
               interest is not increased over  the
               amount initially transferred.

          (f)   Article IX is hereby amended by adding a new
     Section 9.4 to read in its entirety as follows:

               "Ratio of Debt to EBITDA Plus  ELLF
               Rents"   As  of any fiscal  quarter
               end,  permit the ratio on such date
               of (a) Total Debt to (b) the sum of
               (i)   EBITDA  for  the  immediately
               preceding   four  fiscal   quarters
               (which shall include, to the extent
               not     already    included,    the
               unadjusted EBITDA of any  Permitted
               Acquisition  for such period)  plus
               (ii)  rent payments under the ELLFs
               during  such period, to be  greater
               than 3.00 to 1.00.

     Section 2. Conditions of Effectiveness. This Third Amendment shall become effective when, and only when the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower, the Administrative Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lenders have executed this Third Amendment and the Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Administrative Agent:

          (a) Authorization and Approval Documents. Certified copies of (i) the resolutions of Board of Directors of the Borrower approving this Third
     Amendment and (ii) all documents, evidencing other necessary corporate action and governmental approvals, if any, with respect to this Third Amendment, the matters contemplated hereby and thereby;

          (b) Certificate of Incumbency. A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of its officers authorized to sign this Third Amendment and other documents to be delivered hereunder;

          (c) Issuance of Additional Equity. Evidence satisfactory to the Administrative Agent that the Borrower has received net proceeds from the Additional Equity Issuance (as defined in the Second Amendment) in an aggregate amount in excess of $95,000,000, all upon terms and conditions satisfactory to the Administrative Agent;

          (d)   Redi-Cut Acquisition.  Evidence satisfactory
     to the Administrative Agent that the Redi-Cut Acquisition (as defined in the Second Amendment) has been consummated and that such acquisition is a Permitted Acquisition;

          (e) Fees, Costs Expenses and Taxes. All fees, costs, expenses and taxes set forth in Section 5 of this Third Amendment; and

          (f) Other Documents. Any other documents or instruments reasonably requested by the Administrative
     Agent  in  connection with the execution of this  Third
     Amendment.

      Section 3.     Representations and Warranties  of  the
Borrower.  The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Third Amendment.

          (b) The execution, delivery and performance by the Borrower of this Third Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws, (ii) Applicable Law or any contractual restriction binding on or affecting the Borrower, except to the extent a breach of such contractual restriction would not have a Material Adverse Effect.

          (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Third Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d) This Third Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

          (e) The representations and warranties made by the Borrower pursuant to Article VI of the Credit Agreement, are true and correct with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which such representation and warranty shall remain true and correct as of such earlier date.

          (f) No Default or Event of Default shall have occurred and be continuing under the Credit Agreement on the date hereof except to the extent remedied by this Third Amendment.

     Section  4.      Reference to and Effect  on  the  Loan
Documents.

          (a) Upon the effectiveness of this Third Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement",
     "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 5. Fees, Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Third Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Third Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 5. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

     Section 6. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     Section  7.      Governing Law.  This  Third  Amendment
shall be governed by, and construed in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of laws principles thereof.

     Section 8. Fax Transmission. A facsimile, telecopy or other reproduction of this Third Amendment may be executed by one or more parties hereto, and an executed copy of this Third Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Third Amendment as well as any facsimile, telecopy or other reproduction hereof.


     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          PERFORMANCE FOOD GROUP COMPANY,
                          as Borrower
[CORPORATE SEAL]
                          By:
                          Name:
                          Title:


                          FIRST UNION NATIONAL BANK,
                          as Administrative Agent and Lender

                          By:
                          Name:
                          Title:

                          BANK OF AMERICA N.A.,
                          as Lender

                          By:
                          Name:
                          Title:

                          THE CHASE MANHATTAN BANK,
                          as Lender

                          By:
                          Name:
                          Title:

                          BANK ONE, N.A. (f/k/a THE FIRST
                          NATIONAL BANK OF CHICAGO),
                          as Lender

                          By:
                          Name:
                          Title:


                          HIBERNIA NATIONAL BANK,
                          as Lender

                          By:
                          Name:
                          Title: